UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 30, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On September 30, 2005, Delphi Corporation (“Delphi” or the “Company”) issued a press release providing an update on its liquidity, supplier payments, and its debt covenant. A copy of the press release is attached as an exhibit to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description

99 (a)	Press Release dated September 30, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: October 3, 2005
By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan, Acting Chief Financial Officer,
Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit
Number	Description

99 (a)	Press Release dated September 30, 2005.